Exhibit 10.1

Amendment No. 3 to the Credit Agreement

This Amendment to the Credit Agreement, as defined below (the “Amendment”) is made and entered into as of October 31, 2022, by and among, Powerfleet Israel Ltd. (registration no. 51-598400-3), Pointer Telocation Ltd. (registration no. 52-004147-6) (collectively, the “Borrowers”) and Bank Hapoalim B.M. (the “Lender”).

Whereas	On 19 August, 2019 the Borrowers and the Lender entered into a credit agreement, as supplemented on October 3, 2019, and amended on January 7, 2020 and on August 1, 2021, and as may be amended, restated, varied, novated or supplemented from time to time (the “Credit Agreement”);

Whereas	the parties to the Credit Agreement mutually desire to make certain changes to the terms and conditions of the Credit Agreement, further as detailed in this Amendment.

Now therefore, the parties hereto represent, warrant, covenant and agree as follows:

1.	Facility D

1.1.	On the date hereof, a new facility shall be extended to Pointer, in an amount of up to US $ 10,000,000 (“Facility D”).

1.2.	Facility D shall be extended in a new account opened by Pointer with the Lender prior to the date hereof, account no. 549988, held with branch 600 of the Lender (the “New Account”).

1.3.	As conditions precedent to the execution of the Amendment and to the extension of Facility D hereunder, Pointer shall:

1.3.1.	Deliver to the Lender the following documents, duly executed:

1.3.1.1.	All Standard Form Documents required by it in connection with the opening of the New Account, the extension and utilization of Facility D;

1.3.1.2.	A first ranking fixed pledge and assignment by way of a pledge by Pointer over the New Account and all of its rights relating thereunder, in form and substance satisfactory to the Lender;

1.3.1.3.	An amendment to the corporate guarantee provided by Pointer Holdco pursuant to Clause 17.2(a) of the Credit Agreement attached as “appendix A” to this Amendment, including Pointer Holdco’s resolution approving such amendment, and a notice to Pointer HoldCo with respect to such amendment.

2.	Amendments

2.1.	In the Table of Contents, Clause 6 shall be replaced by the following heading: “Utilisation - Facility C and Facility D”.

2.2.	In Clause 1.1:

2.2.1.	In the definition of “Availability Period”, a new paragraph (c) shall be added, as follows: “(c) With respect to Facility D, a period of one month, commencing on 31 October 2022, which shall revolve for a period of one month each time (the “Revolving Date”), until, and including, 30 October 2023, unless the Borrowers delivered to the Lender a 7 days’ prior notice of their request not to renew the facility. Each revolved facility shall be subject to the terms and conditions set forth under Finance Documents, provided that the interest rates applicable with respect to Facility D shall be the applicable interest rates on each Revolving Date, as shall be notified to Pointer by the Lender at least 14 days prior to the Revolving Date (provided that to the extent not notified otherwise by the Lender 14 days prior to the applicable Revolving Date, the applicable interest rates of such Revolving Date shall be the interest rates applicable to Facility D as of the preceding Revolving Date)”.

2.2.2.	After the definition of “Available Facility under Facility C” a new definition shall be added, as follows:
““Available Facility under Facility D” means,

in respect of Facility D, the amount of the Facility pursuant to Clause 2.1(d), minus the amounts of any (outstanding) Utilisation thereunder (not already repaid by the Borrower), calculated pursuant to Clause 6.5.”.

1

2.2.3.	In the definition of “Commitment”, the following shall be added after the words “pursuant to Clause 2.1(c): “and the amount of Facility D pursuant to Clause 2.1(d)”

2.2.4.	In the definition of “Facilities” the following shall be added after the words “Facility C”: “and Facility D”.

2.2.5.	After the definition of “Facility C” a new definition shall be added, as follows: ““Facility D” means “the facility made available under this Agreement as described in Clause 2.1(d).”

2.2.6.	In the definition of “Pointer Charged Account” after the sentence “and account number 543203 at Bank Hapoalim B.M., Branch no. 600, in the name of Pointer”, the following shall be added: “and account number 549988 at Bank Hapoalim B.M., Branch no. 600, in the name of Pointer”.

2.2.7.	In the definition of “Standard Form Documents” after the words “Facility C” the following shall be added: “and Facility D”.

2.2.8.	The definition of “Utilisation”, shall be deleted and replaced by the following definition:

““Utilisation” means: (i) with respect to the Term Loans Facilities - a Loan, (ii) with respect to Facility C– any advance or drawing under any revolving debitory account facility (Hahad), issuance of a bank guarantee or any documentary credit provided by the Lender under Facility C, and entry into any derivative transaction where the counterparty is a Lender or creation of any other Financial Indebtedness in connection with any banking services provided by the Lender under Facility C, and (iii) with respect to Facility D - any advance or drawing under any debitory account facility (Hahad) in foreign currency.”

2.3.	In Clause 2.1, a new paragraph (d) shall be added, as follows: “(d) Pointer, a facility in an aggregate amount of US $10,000,000 (“Facility D”), to be calculated and made available to Pointer pursuant to Clause 6.5.”.

2.4.	In Clause 3.1 a new paragraph (c) shall be added, as follows: “(c) Amounts borrowed by Pointer under Facility D, shall be applied towards general corporate purposes, including working capital.

2.5.	In Clause 4.3, in each case (including the heading), after the words “Facility C”, the words “and Facility D” shall be added.

2.6.	Clause 6 shall be amended as follows:

2.6.1.	In the heading, after the words “Facility C”, the words “and Facility D” shall be added.

2.6.2.	In Clause 6.1(a), (b) and (c), in each case, after the words “Facility C”, the words “and Facility D” shall be added, and in paragraph (c)(ii) after the words “Facility C” the words “or Facility D, as applicable” shall be added.

2.6.3.	in Clause 6.2(a) after the word “USD” the following shall be added: “(and with respect to Facility D – only USD)”.

2.6.4.	In Clause 6.2(b) after the words “Facility C” the words “or Facility D, as applicable.” shall be added.

2.6.5.	In Clause 6.3, after the words “Facility C”, the words “and Facility D” shall be added.

2.6.6.	In Clause 6.4, a new paragraph (c) shall be added, as follows: “The type of credit available under Facility D shall be: debitory account facility (Hahad) in foreign currency”.

2.6.7.	In the heading of Clause 6.5, after the words “Facility C”, the words “and Facility D” shall be added.

2

2.7.	In Clause 6.5, a new paragraph (c) shall be added, as follows: “(c) The calculation of the Available Facility under Facility D, at any applicable calculation date, shall be made pursuant to the Standard Form Documents.”.

2.8.	In Clause 7.1(b) after the words “Facility C”, the words “and Facility D” shall be added.

2.9.	In Clause 7.3, after the words “Facility C”, the words “and Facility D” shall be added.

2.10.	In Clause 8.1(a)(ii), after the words “Facility C”, the words “and Facility D” shall be added.

2.11.	In Clause 9.1, a new paragraph (d) shall be added, as follows: “With respect to any Utilisation under a debitory account facility (Hahad) under Facility D – the applicable interest as shall be set out in the relevant Standard Form Documents.”.

2.12.	In Clause 9.2(b) after the words “under Facility C” the following shall be added: “and the debitory account facility (Hahad) under Facility D” .

2.13.	In Clause 9.3 after the words “under Facility C” the following shall be added: “and the debitory account facility (Hahad) under Facility D”.

2.14.	In Clause 10.2, in the heading, after the words “Facility C”, the words “and Facility D” shall be added, and in the following paragraph, after the words “Facility C”, the words “and the debitory account facility (Hahad) under Facility D” shall be added.

2.15.	In Clause 10.3(b), after the words “Facility C”, the words “and Facility D” shall be added.

2.16.	In Clause 11.2, in the heading, after the words “Facility C”, the words “and Facility D” shall be added, and a new paragraph (c) shall be added, as follows: “(c) In addition, Pointer shall pay to the Lender a non utilisation fee at the rate of 0.5% per annum with respect to any unutilized and uncancelled amount of Facility D. the amount of such fee shall be paid in USD (without double counting similar fee detailed in the Standard Form Documents related to Facility D). Such fee shall be payable in the beginning of each month.”.

2.17.	In Clause 11.6, a new paragraph shall be added as follows: “Without derogating from the aforesaid, it is agreed that the Borrowers shall pay the Lender an Handling Fee with respect to Facility D in accordance with the Lender’s price list (Taarifon), and subject to a 50% discount on the listed amount, in a total amount of NIS25,200 (without double counting similar fee detailed in the Standard Form Documents related to Facility D).”

2.18.	In Clause 17.2(a), after the words “Facility C”, the words “and Facility D” shall be added.

2.19.	In Clause 21.7, after the sentence “cancellation in full of all Commitments under Facility C” the words “and Facility D” shall be added, and after the words “any guarantee or documentary credit Utilised under Facility C” the words “and Facility D (if applicable)” shall be added.

2.20.	In Clause 22.17 after the sentence “cancellation in full of all Commitments under Facility C” the words “and Facility D” shall be added, and after the words “any guarantee or documentary credit Utilised under Facility C” the words “and Facility D (if applicable)” shall be added.

2.21.	Clause 28.2(a) shall be deleted and replaced by the following:

3

“The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

in the case of the Borrowers:

Pointer Telocation Ltd.

Attention:	Mr. Joaquin Fong, Global Controller; Mr. Ilan Goldstein, CEO; Mr. Ilan Ofir, Head of Finance
Telephone:	03-572-3111
E-Mail:	JFong@powerfleet.com ; IlanG@pointer4u.co.il ; IlanO@pointer.com
Address:	Rosh Ha’ Ayin 4809133

Powerfleet Israel Ltd.

Attention:	Mr. Joaquin Fong, Global Controller
Telephone:	(201) 678-7733
E-Mail:	JFong@powerfleet.com
Address:	Hamelacha 14, Rosh HaAyin 4809133”

2.22.	Clause 28(b) shall be deleted and replaced by the following:

“in the case of the Lender:

Bank Hapoalim B.M.

Attention:	Ms. Dorit Katz Levi (Client Relations Manager, Industry, Commerce and Hotels Sector at the Business Division); Mr. Shay Sasson (Head of Industry, Commerce and Hotels Sector at the Business Division)
Telephone:	03-5674414; 03-5675776
E-Mail:	droit.katz@poalim.co.il ; shay.sasson@poalim.co.il
Address:	23 Menachem Begin Rd. Tel-Aviv, Israel”

or any substitute address or fax number or department or officer as the Party may notify to the other Party by not less than ten (10) Business Days’ notice.

3.	Miscellaneous

3.1.	Save to the extent expressly amended in the preceding paragraph of this Amendment, all other provisions of the Credit Agreement shall remain un-amended and continue to apply in full force and effect among the parties to the Credit Agreement, as amended hereby.

3.2.	This Amendment shall be governed by the terms and conditions of the Credit Agreement.

3.3.	Each capitalized term used in this Amendment and not explicitly defined otherwise herein, shall have the meaning ascribed thereto in the Credit Agreement.

[Signature pages follow]

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

The Borrowers

PowerFleet Israel Ltd.

By:	/s/ Yinon Gelman

By:	/s/ Ilan Goldstein

Attorney Confirmation

I, the undersigned, legal counsel of PowerFleet Israel Ltd. (the “Company”), hereby confirm that Yinon Gelman, Ilan Goldstein, is duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

Date: November 2, 2022

/s/ Tamar Abergel, Adv.

5

Pointer Telocation Ltd.

By:	/s/ Yinon Gelman

Attorney Confirmation

I, the undersigned, legal counsel of Pointer Telocation Ltd. (the “Company”), hereby confirm that Yinon Gelman, is duly authorized to sign this Amendment for and on behalf of the Company, and that his signature together with the printed name of the Company is binding the Company for all purposes in relation to this Amendment.

Date: November 2, 2022

/s/ Tamar Abergel, Adv.

6

The Lender

Bank Hapoalim B.M.

By:	/s/ Dorit Katz

By:	/s/ Yonit Avishai

7